Creating Tomorrow’s Today Investor Presentation

Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. Non-GAAP Figures Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) identified by an asterisk (*) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented herein. 2

We have refocused our strategy on engineered solutions, prioritizing a culture of innovation to develop new solutions that address complex customer challenges 3

Recent Highlights . Closed on the acquisition of Bal Seal Engineering for $330 million . Closed on the sale of Kaman Distribution for $700 million Key Events . Record specialty bearings & engineered products orders in 2019 . Continued development of our unmanned K-MAX® system and U.S. Marine Corps program . Record JPF deliveries of 41,429, with more than 20,000 DCS units delivered . Net sales from continuing operations of $762 million; Gross Margin of 31.6% 2019 Financial . Adjusted earnings from continuing operations* increased to $45.7 million Performance . Adjusted diluted earnings per share from continuing operations* increased 18% to $1.63 . Total backlog of $807 million at December 31, 2019 4

Diversified Mix of Customers & Platforms 2019 Revenues: $762 Million 2019 Sales Split 12% OEM 30% 23% Aftermarket Safe and Arm Devices 58% 47% Selected Platforms Boeing Airbus Fuzing • 787/777 • A350 • JPF 30% • 737 • A330 • AMRAAM • A-10 • A320 • Tomahawk Bell Helicopter Sikorsky Kaman Defense Safe and Arm Devices • AH-1Z • UH-60 • SH-2G Commercial • Rotor Blades • CH-53 • K-MAX® 5

Returning to our Roots Positioned to grow as highly engineered products company 1950s 1970s 1997 2015 2020 Founded Launched Divested Expanded our Acquired Kaman Nuclear Distribution and Kaman engineered product Bal Seal Looking for grew business Sciences offerings with the Engineering diversification through various to ITT acquisitions of Ahead acquisitions Industries GRW and Extex Continue to build our 1945 1950 1960 1970 1980 1990 2000 2010 2019 leading engineered solutions product portfolio through a 1945 1960s 1980s 2007 2019 combination of organic Kaman Founded Kamatics and Entered the Divested Sold Kaman Aircraft Kaman Music fuzing Kaman Music to Distribution to growth and M&A. Corporation business Fender Musical Littlejohn & Co. founded as Formed Kaman Instruments a Helicopter Sciences out of Kaman company Nuclear, AviDyne, Kaman Systems Centers, and SEA 6

Moving Forward – Transformation Underway Differentiated Growth through Focus on Cost Capital Products Innovation Savings Allocation Technologically Accelerate Cost savings of Expand differentiated internal $15 - $20 million capabilities product offering investments in exiting 2020 – through M&A supported by our products, $5.0 million while maintaining strong end facilities, and achieved through a disciplined markets people 2019, targeting approach to the high end of range return of capital to shareholders Strategically Focused on Highly Engineered Products, Generating Higher Margins with a Strong Free Cash Flow Profile 7

Acquisition of Bal Seal Engineering . Acquired Bal Seal Engineering, Inc. (“Bal Seal”) for $330 million* on January 3, 2020 . Transaction was fully funded with existing balance sheet cash . 12.5x EBITDA multiple including expected synergies and tax benefits . Expected to contribute approximately $95 million in sales in 2020 Transaction . Transaction forecasted to be accretive to cash flow in the first year with additional opportunities to Details drive meaningful margin expansion . Significant one-time non-cash purchase accounting costs expected in 2020 . Approximately $9 million of expense related to inventory step-up . Approximately $23 million of incentive compensation expense resulting from pre-acquisition employee compensation agreements Significantly expands and diversifies our portfolio to drive continued shareholder value creation * Purchase price of $330 million in cash, subject to customary adjustments for net debt and working capital 8

# Bal Seal Business Overview

KAMAN

## Business Description

- Manufacturer of precision springs, seals, and contacts servicing the medical technology, aerospace & defense and industrial markets
- Offers critical, proprietary, precision components that are used in products operating in high cost of failure environments.
- Utilizes proprietary manufacturing and material technologies; carries more than 240 patents
- Global presence, with manufacturing, sales, and distribution operations across the U.S., Europe and Asia
- Leading position within customized springs and seals market with #1 market share in spring-energized seals industry
- Thousands of unique part numbers specifically designed for the end application

## Sales Breakdown


Medical
Aerospace & Defense
Industrial
Other
16%
15%
14%
55%


Seals
Springs
Contacts
29%
32%
39%

## Primary Products


Seals
Springs
Contacts

## Select End Use Applications

Medical


Cochlear Devices
Neuromodulators
Pacemakers
Spinal Implants
Tibial Trials
Implants Pumps

Industrial


Food Grade Seals
Food Grade Detachable Tools

A&D


Radar Systems
Fuel Pumps & Metering Values
Hydraulic Systems & Engines
Composite Cable Trays
Actuators

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Acquisition Aligns with Kaman’s M&A Criteria Leadership position in the technical expertise of the market  Exposure to high-growth end markets with global macro tailwinds  Strong margins from highly engineered proprietary product portfolio  Attractive financial profile with meaningful synergy opportunities  Maintain existing financial discipline while ensuring appropriate returns on investments  10

# Industry Trends Support Meaningful Growth

KAMAN

## Industry Trends Support Meaningful Growth Over Next Five Years

| Platform / End Markets | Forecasted Market Growth % (2018-23F) | Growth Drivers |
| --- | --- | --- |
| Aerospace & Defense | ~7-8% p.a. | ✓ Increasing deliveries of commercial aircraft driven by higher air travel demand<br>✓ Ramp-up of military aircraft programs |
| Medical | ~6-7% p.a. | ✓ Aging population<br>✓ Increasing biopharma capital budgets<br>✓ Strong technical advances and product development pipelines |
| Industrials | ~4-5% p.a. | ✓ Increasing number of robotics applications<br>✓ Maintenance and replacement of industrial equipment |

Source: Third party research

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Expanded Product Portfolio Driving Future Growth Kaman sales by end market (%) +  Meaningful sales and cost synergy opportunities  Expands breadth of highly engineered product offerings with Medical Medical 4% 10% complementary portfolio 3% 1% 4% 2% 35%  Leverages Bal Seal’s proprietary manufacturing and material 30% 27% 39% science technologies and strong customer relationships  Advances Kaman’s strategic focus on its engineered products business and adds scale to its operations 22% 23%  Strengthens leadership position in medical technologies Commercial Aerospace Defense Medical Safe and Arm Devices Industrial Other Increases exposure to attractive end markets with significant growth potential and favorable margin profile 12

# Broad Range of Engineered Products Serving Diverse End Markets

KAMAN

| Product Offering | Differentiator | End Use Characteristics | Primary End Markets |
|---|---|---|---|
| Self Lubricating Bearings  | Karon® Self Lubricating Machinable Liner | High Load, Low RPM Applications | Aerospace, Industrial, Marine, Hydropower, Space, Aftermarket |
| Traditional Airframe Bearings  | Custom Design Capability | Low Friction, High Accuracy, High Speed Applications | Aerospace |
| Flexible Drive Systems  | Patented and Proprietary technology | Integrated Fail-Safe, Mission Critical, High Torque applications | Rotorcraft |
| High Precision Miniature Bearings  | Proprietary design, machining, and assembly | Low Load, High RPM Precision Applications | Medical, Industrial, Aerospace |
| Engine Aftermarket Components  | FAA Parts Manufacturing Authorization | Flight Critical Aerospace Applications | Aerospace |

**Expect mid to high single digit sales growth over the next five years**

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Advanced Safe and Arm Devices Broad Portfolio of Safe and Arm devices Highlight on JPF Key Programs Provides increased mission flexibility and - Joint Programmable Fuze operational effectiveness - Harpoon Sole source provider to the U.S. Air Force - Maverick and 40 Foreign militaries - Tomahawk Qualified on 20 U.S. and Foreign Military Aircraft - SLAM-ER - JASSM New orders of more than $90 million in 2019 - ATACMS Continued strong pipeline - Standard - AMRAAM JPF Deliveries Significant sales growth and substantial backlog (units) 60,000 $500 $406.2 50,000 $400 $482.4 40,000 $203.7 $300 $165.1 30,000 $200 $227.8 20,000 $100 $164.2 $184.6 $195.8 $- 10,000 2016 2017 2018 2019 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sales Backlog 14

Opportunities for K-MAX® continue to increase Strong Support for K-MAX® Aircraft Investing for future K-MAX® Opportunities • Aircraft meets the diverse needs of our customers • Construction, firefighting, logging, humanitarian, and Next Generation Unmanned Systems agricultural - 5 orders received in 2019 • Expect to nearly double fleet size by 2021 All Composite Rotor Blades • Driving increased service & support revenues • Strong support from USMC and Congress Aftermarket sales generally increase • Secured contract with USMC to reactivate their two aircraft 24 – 36 months after initial sale. • $18.5 million in funds in DoD budget proposal K-MAX® in Operation 22 36 43 0 10 20 30 40 50 2015 2019 2021 15

Improving Performance on Structures Programs Results of Actions to Improve Performance Selected Programs Action Status Increase capacity utilization Achieved Disciplined approach to new program Achieved opportunities Improve operational efficiency Achieved Reduce facility footprint Continuing Achieved annualized savings of ~$8.0 million Continuing Supplier Recognition Supports Operational Improvement “BLACK HAWK SUPPLIER OF THE YEAR” Sikorsky “BEST NEW SUPPLIER 2018” “KINECO KAMAN NAMED Rolls Royce GOLD TIER SUPPLIER” BAE Systems 16

Growth through Innovation Designing new solutions to solve our customers toughest challenges Developing Next Evolving Innovative Material Continuing to evolve Generation Munition requirements of our Science for new our state-of-art Technologies: K-MAX® operators: engineered products: Technology: Height of Burst Next Generation Titanium Diffusion Tufflex® Couplings Sensor Unmanned Systems Hardening and Drive Shafts Collaborating on integrated solutions across our bearings and sealing technologies 17

Premier Global Customer Base 18

Our Manufacturing Footprint 14 12 13 11 2 7 10 1 4 9 3 5 6 8 15 = Low cost facility 1. Foothills Ranch, CA 5. Jacksonville, FL 9. Middletown, CT 12. Rimpar, Germany Seals, Springs, and Contacts Assembly & Metallic o Safe and Arm Devices Precision miniature bearings 2. Colorado Springs, CO Structures o Memory and 13. Pracatice, Czech Republic Springs and Contacts 6. Chihuahua, Mexico Measuring Precision miniature bearings Metallic Structures 10. Bloomfield, CT 3. Gilbert, AZ o Air Vehicles 14. Darwen, UK Aftermarket Components 7. Bennington, VT o Self-lubricating bearings Composite structures 4. Wichita, KS Composites Structures o Flexible drive shafts 15. Goa, India (Joint Venture) Composites Structures 8. Orlando, FL 11. Hochstadt, Germany Composites structures Safe and Arm Devices Traditional airframe bearings 19

Capital Deployment Framework – Looking Back Total Capital Deployed of $820 million(1) Investing for Growth Since 2015 Infrastructure investments across our full range of specialty bearing and engineered products. Product Investment Status New facility to support Traditional Airframe new products for key Complete Bearings customer platforms Expansion to support Self Lubricating Bearings growth and new Complete / Flexible Drive Systems applications New facility to increase Engine Aftermarket capacity to support Complete Components sales growth New facility to expand Test Facility test capabilities and In process reduce time to market New facility to increase High Precision Miniature capacity and support In process Bearings future growth (1) Capital deployed from continuing operations, “Acquisitions” includes amounts deployed for Bal Seal Engineering in January 2020 20

Capital Deployment Framework – Looking Ahead Capital Deployment Priorities Moving Forward • Value Creating Investments • High return internal investments • Strategic acquisitions to grow our portfolio of highly engineered products • Return of capital to shareholders • Maintain competitive dividend • Offset management share grants with our current $100 million share repurchase authorization • Long term leverage target of 2 – 3X Up to $700 million of available cash and debt available for redeployment 21

Questions 22

Non-GAAP Reconciliation Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations are defined as GAAP "Earnings from Continuing Operations" and "Diluted earnings per share from continuing operations", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. The following table illustrates the calculation of Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations using “Earnings from Continuing Operations” and “Diluted earnings per share from continuing operations” from the “Consolidated Statements of Operations” included in the Company's Form 10-K filed with the Securities and Exchange Commission on February 24, 2020. December 31, 2019 Adjustments to Tax Effect of Adjustments to Calculation of Net Earnings, Adjustments to Net Earnings, Adjusted Diluted (in thousands, expect per share amounts) Pre Tax Net Earnings Net of Tax Earnings Per Share Net Earnings from continuing operations $56,446 $2.01 Adjustments Restructuring and severance expense $1,558 $328 $1,230 $0.04 Cost associated with corporate development activities 10,090 2,124 7,966 0.29 Loss on U.K. Tooling business 3,739 - 3,739 0.13 Cost from transition services agreement 4,673 984 3,689 0.13 Income from transition services agreement (3,673) (773) (2,900) (0.10) Tax benefit from change in state tax laws (2,137) - (2,137) (0.07) Tax benefit of foreign derived income included in discontinued operations 3,360 - 3,360 (0.12) Tax benefit from change in U.K. entity tax classification (25,710) - (25,710) (0.92) Total $45,683 $1.63 Weighted Average Shares Outstanding – Diluted 28,092 23